SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)       June 6 , 2002
                                                     ---------------------------

                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

         California                  0-31080                    68-0434802
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(State or other jurisdiction       (Commission                (IRS Employer
     of  incorporation)            File Number)             Identification No.)

    1500 Soscol Avenue, Napa, California                         94559-3045
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.      Other Events.
             ------------

             Trust Preferred. On June __, 2002, North Bay Bancorp issued a press release announcing its plans for a $10 million participation in a trust preferred pooled transaction. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

             (b)  Exhibits

                   99.1 Press release announcing plans for a $10 million participation in a trust preferred pooled transaction.

                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2002               NORTH BAY BANCORP

                                 /s/ Terry L. Robinson
                                 --------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)